UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
February 4, 2015

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Cash America International, Inc. (the “Company”) completed the spin-off of its wholly-owned subsidiary that comprised its e-commerce segment, Enova International, Inc. (“Enova”), on November 13, 2014. As a result, the Company has reclassified the operations of Enova to discontinued operations in its financial statements. The (i) consolidated balance sheets as of December 31, 2014 and 2013, (ii) consolidated balance sheets for each quarter in 2014, (iii) consolidated statements of income for each quarter in 2014 and the year ended December 31, 2014 and (iv) adjusted net income (loss) and net income (loss) per diluted share from continuing operations for each quarter in 2014 and for the year ended December 31, 2014 and adjusted EBITDA for each quarter of 2014 and for the year ended December 31, 2014 (which are non-generally accepted accounting principles in the United States (“GAAP”) measures) for the Company attached to this Current Report on Form 8‑K as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, reflect the presentation of Enova’s financial information as discontinued operations.

The attached exhibit 99.4 includes non-GAAP financial measures as defined in Regulation G. The exhibit also includes the most directly comparable financial measures calculated and presented in accordance with GAAP, information reconciling the non-GAAP financial measures to the GAAP financial measures and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial information presented therein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Cash America International, Inc. consolidated balance sheets as of December 31, 2014 and 2013
99.2	Cash America International, Inc. consolidated balance sheets as of March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014
99.3
Cash America International, Inc. consolidated statements of income for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, and December 31, 2014 and for the year ended December 31, 2014

99.4
Cash America International, Inc. non-GAAP adjusted net income (loss) and net income (loss) per diluted share from continuing operations for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, and December 31, 2014 and for the year ended December 31, 2014 and Cash America International, Inc. non-GAAP adjusted earnings before interest, taxes, depreciation and amortization for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, and December 31, 2014 and for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	February 4, 2015	/s/ Thomas A. Bessant, Jr.
Thomas A. Bessant, Jr.
Executive Vice President and
Chief Financial Officer